EXHIBIT 99.1

                      CENDANT CORPORATION AND SUBSIDIARIES
                    CONSOLIDATED SCHEDULES OF FREE CASH FLOWS
                                  (IN MILLIONS)

                                                             HISTORICAL                       PROJECTED
                                                        ---------------------      ----------------------------------
                                                             YEAR ENDED                      YEAR ENDED
                                                             DECEMBER 31,                    DECEMBER 31,
                                                        ---------------------      ----------------------------------
                                                         2000           2001       2002(I)      2003(J)       2004(J)
                                                        -------       -------      -------      -------       -------
Adjusted EBITDA, excluding Move.com Group(*)            $ 1,819(A)    $ 2,213(B)   $ 2,800      $ 3,080       $ 3,390

Interest expense, net (C)                                  (148)         (229)        (300)        (260)         (180)
Minority interest, excluding tax benefit (D)               (133)          (39)         (20)         (20)          (20)
Tax payments                                                (42)          (64)         (80)        (100)         (300)
                                                        -------       -------      -------      -------       -------
CASH FLOW                                                 1,496         1,881        2,400        2,700         2,890

Tax refunds                                                 109            11           --           --            --
Restructuring and other unusual payments                    (64)         (132)         (60)         (10)          (10)
Working capital and other                                   (30)            9          (55)         (60)          (65)
Capital expenditures (E)                                   (229)         (349)        (375)        (395)         (415)
                                                        -------       -------      -------      -------       -------
FREE CASH FLOW                                            1,282         1,420      $ 1,910(K)   $ 2,235       $ 2,400
                                                                                   =======      =======       =======

NON-OPERATING ACTIVITIES:
   Investments (F)                                         (224)         (426)
   Acquisitions, net of cash acquired                      (111)       (2,757)
   Funding of stockholder litigation settlement trust      (350)       (1,060)
   Other (G)                                               (396)           69
                                                        -------       -------
                                                         (1,081)       (4,174)
                                                        -------       -------

FINANCING ACTIVITIES:
   Net proceeds from (repayments on) borrowings (H)        (523)        3,238
   Net issuances of equity securities and other             313           627
                                                        -------       -------
                                                           (210)        3,865
                                                        -------       -------

NET CHANGE IN CASH BEFORE MANAGEMENT AND MORTGAGE
   PROGRAMS                                                  (9)        1,111

MANAGEMENT AND MORTGAGE PROGRAMS:
   Net investment in vehicles                                --          (171)
   Net mortgage origination and sales                       232          (320)
   Net mortgage servicing rights                           (541)         (446)
   Net contract receivables                                  --            41
   Net relocation receivables                               372            34
   Net financing for assets for management
     and mortgage programs                                 (274)          778
                                                        -------       -------
Net change in cash from management and mortgage
   programs                                                (211)          (84)
                                                        -------       -------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS    $  (220)      $ 1,027
                                                        =======       =======

             See Notes to Consolidated Schedules of Free Cash Flows.


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

               NOTES TO CONSOLIDATED SCHEDULES OF FREE CASH FLOWS

(*) Represents adjusted EBITDA excluding Move.com operating losses. Adjusted EBITDA is defined as earnings before non-operating interest, income taxes, non-vehicle depreciation and amortization, minority interest and equity in Homestore.com, adjusted to exclude certain items which are of a non-recurring or unusual nature and not measured in assessing segment performance or are not segment specific.
(A) Excludes (i) a charge of $109 million ($52 million of which is non-cash) in connection with restructuring and other initiatives, (ii) $8 million of net non-cash losses related to the disposition of certain non-strategic businesses and (iii) $2 million of net litigation settlement and related costs. The cash payments are included in "Restructuring and other unusual payments."
(B) Excludes (i) a $441 million non-cash charge primarily related to the impairment of the Company's investment in Homestore.com, Inc., (ii) a $192 million charge ($51 million of which is non-cash) primarily in connection with restructuring and other initiatives undertaken as a result of the September 11th terrorist attacks, (iii) a $95 million charge related to the funding of an irrevocable contribution to an independent technology trust, (iv) a $94 million non-cash charge related to the impairment of the Company's mortgage servicing rights portfolio, (v) an $86 million charge ($48 million of which is non-cash) for net litigation settlement and related costs, (vi) an $85 million charge related to the funding of Trip Network, Inc., (vii) a $112 million charge ($37 million of which is non-cash) primarily related to the acquisition and integration of Galileo International, Inc. and Cheap Tickets, Inc. and (viii) $26 million other non-cash charges. Such amounts were partially offset by a non-cash gain of $436 million primarily related to the sale of Move.com Group to Homestore. The cash payments are included in "Restructuring and other unusual payments" and "Investments." See Note (F) below.
(C) Excludes non-cash accretion recorded on the Company's zero-coupon senior convertible notes.
(D)   Represents the before tax amounts of minority interest.
(E) Represents total capital expenditures exclusive of Move.com Group capital expenditures ($18 million in 2000).
(F) Represents investment activity during 2000 and 2001. The 2000 activity includes cash payments associated with (i) investments in marketable securities ($63 million), (ii) an investment in NRT Incorporated, an unconsolidated affiliated company that acquires residential real estate brokerage firms ($50 million) and (iii) other, primarily related to preferred stock investments. The 2001 activity includes cash payments associated with (i) a contribution to the independent technology trust responsible for providing technology initiatives for the benefit of current and future franchisees at Century 21, Coldwell Banker and ERA ($95 million), (ii) an investment in NRT Incorporated ($94 million) and (iii) other, primarily related to the funding of a marketing advance to Trilegiant Corporation, a newly formed company that provides fulfillment services to members of the Company's individual membership business, and the creation of Trip Network, Inc., a Company that was created to pursue the development of an online travel business for the benefit of certain current and future franchisees.
(G) Includes net cash used in Move.com Group operations, the effects of changes in exchange rates and other.
(H) Represents debt borrowings, net of debt repayments and financing costs (including the issuance of a mandatorily redeemable preferred interest in a subsidiary during 2000).
(I) All projections represent management's estimates based upon current available information.
(J) All projections represent management's estimates and include adjusted EBITDA based upon 2002 projected with an annual growth rate of 10% and capital expenditures based upon 2002 projected with an annual growth rate of 5%.
(K) Excluding restructuring and other unusual payments related to charges recorded in 2001 and prior periods, Free Cash Flow for 2002 is projected to be $1,970 million.


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